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                             SUBORDINATION AGREEMENT
                                                                  EXHIBIT 10.35
                                  (MAXCO, INC.)

         In consideration of financial accommodation now or hereafter extended by THE HUNTINGTON NATIONAL BANK, a national banking association, of Troy, Michigan ("Bank"), to the undersigned Borrower and in order to induce Bank to, at any time or from time to time, make loans, extensions of credit or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extensions of any thereof as Bank may deem advisable, Creditor hereby agrees that it will not ask, demand, sue for, take or receive from Borrower, by set-off or any other manner, the whole or any part of any indebtedness of Borrower to Creditor (other than payments for federal and state income taxes allocable to the Borrower as if it were not a member of a controlled group, as well as actual, out-of-pocket payments Creditor may make after the date hereof on behalf of Borrower for reimbursable expenses), whether absolute or contingent, due or to become due, now existing or hereafter arising, direct or indirect, secured or unsecured, and however evidenced and in whatever amount, together with all accrued and accruing interest, including without limitation all amounts advanced by Creditor to National City Bank in payment of loan obligations of the Borrower to National City Bank ("Subordinated Indebtedness"), nor any security therefor, unless and until all indebtedness and obligations of Borrower to Bank, whether now existing or hereafter arising and in whatever amount, direct or indirect, absolute or contingent, secured or unsecured, due or not due, and whether arising directly between Borrower and Bank or acquired outright, conditionally or as collateral security from another by Bank ("Senior Indebtedness"), shall have been fully paid with interest, except that the Borrower may pay the "Permitted Payments" only as identified on the attached Schedule "A" and only so long as Borrower has not defaulted under any indebtedness or obligations owed to Bank.

         Creditor and Borrower represent and warrant to Bank: that the Subordinated Indebtedness is presently $3,183,363 and is presently evidenced by a promissory note dated January 3, 1997, by Borrower payable to Creditor (the "Note") without counterclaim, defense, or offset. Creditor and Borrower further agree that at no time hereafter will any part of the said Subordinated Indebtedness (other than the Note) be represented by any notes or other negotiable instruments except such notes or other negotiable instruments, if any, as Bank shall request to be executed and delivered for the purpose of evidencing said Subordinated Indebtedness or any part thereof, and in that case said notes or other negotiable instruments shall either be made payable to and delivered to Bank, or, if payable to Creditor, shall be endorsed by Creditor and delivered to Bank.

         Creditor hereby transfers and assigns to Bank subject to the prior security interest of Comerica Bank, as collateral security for any and all said obligations of Borrower to Bank, all of the said claims or demand of Creditor against Borrower, including its security interest and/or liens in any and/or all of the assets of Borrower with full right on the part of Bank, in its own name or in the name of Creditor, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other liquidation proceedings, or otherwise. Further, Creditor agrees that any of its security interests or liens in any and/or all of the assets of Borrower shall remain subordinated and inferior to Bank's security interests and/or liens as long as Borrower is indebted to Bank.



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Should any payment or security be received by Creditor for or on account of any of said claims or demands, prior to the satisfaction of all said obligations of Borrower to Bank (except any Permitted Payments), Creditor will forthwith deliver same to Bank, in precisely the form received (except for Creditor's endorsement where necessary), for application on account of Borrower's obligations to Bank and, until so delivered, same shall be held in trust by Creditor as the property of Bank; in the event of the failure of Creditor to endorse any instrument for the payment of money, so received by Creditor, payable to Creditor's order, Bank or any officer or employee are hereby irrevocably constituted and appointed attorneys in fact for Creditor, with full power to make any such endorsement, and with full power of substitution. Bank agrees to assign back to Creditor all remaining rights granted under this paragraph upon the indefeasible repayment in full of the Senior Indebtedness. If Bank exercises its rights under this paragraph with respect to the Subordinated Indebtedness then, upon the indefeasible repayment in full of the Senior Indebtedness, Creditor shall be subrogated to all of the Bank's rights (including collateral) with respect to the Senior Indebtedness.

         This Agreement shall constitute a continuing agreement of subordination, even though at times Borrower is not indebted to Bank, and Bank may continue, without notice to Creditor to lend monies, extend Credit and make other financial accommodations to or for the account of Borrower on the faith hereof until cancelled by Bank or until written notice of revocation of this Agreement shall be delivered to Bank by Creditor and receipt thereof acknowledged by Bank. Any such notice of revocation shall not affect this Agreement in relation to any obligations or liabilities of Borrower then existing or any obligations or liabilities created thereafter pursuant to any previous commitment of Bank to Borrower, or any extensions or renewals of any such obligations and liabilities and extensions or renewals thereof. This Agreement shall continue effective until the same shall have been fully paid with interest.

         Creditor agrees that Bank, at any time and from time to time, either before or after any such notice of revocations, may enter into such agreement or agreements with Borrower as Bank may deem proper extending the time of payment or renewing or otherwise altering the terms of all or any of the obligations of Borrower to Bank or affecting any security underlying any or all of such obligations, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower with Bank, without notice to Creditor and without in any way impairing or affecting this Agreement.

         From time to time upon request from Bank, Borrower and Creditor shall permit Bank to inspect and make extracts from their books and records pertaining to the Subordinated Indebtedness, and in the event Creditor has failed to turn over all evidence of the Subordinated Indebtedness, Creditor shall permit Bank at all reasonable times to examine any instrument or instruments held by Creditor evidencing the Subordinated Indebtedness.

         No waiver shall be deemed to be made by Bank of any of its rights hereunder unless same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair Bank's rights and/or the obligations of Creditor to it in any other respect or at any other time.


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         Creditor agrees to reimburse Bank for any and all costs and expenses
(including, but not limited to, actual attorney fees) incurred in enforcing any of the duties and obligations of Creditor under this Agreement.

         This Agreement shall be binding upon, and inure to the benefit of, Creditor and Bank and their respective successors and assigns.

         Notice of acceptance by Bank of this agreement is hereby waived by Creditor, and this Agreement and all of the terms and provisions hereof shall be immediately binding upon Creditor from the date of execution hereof.

         This Agreement shall be construed according to the laws of the State of Michigan.




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         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed this 18th day of November, 2003.




                                        MAXCO, INC.,
                                        a Michigan corporation, Creditor

                                        By:/s/ Max A. Coon
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------

                                        ATMOSPHERE ANNEALING, INC.,
                                        a Michigan corporation, Borrower

                                        By:/s/ Sanjeev Deshpande
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------

                        ACKNOWLEDGEMENT BY COMERICA BANK

Comerica Bank ("Comerica"), as pledgee of the Note hereby acknowledges and consents to the Subordination Agreement between Creditor and Bank and agrees that in the event Comerica becomes the holder of the Note, it will be bound by the terms thereof.

COMERICA BANK
a Michigan banking corporation

By: /s/Karl R. Norton
    ----------------------------

Its: Corporate Banking Officer
     ---------------------------


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

RE:      THE HUNTINGTON NATIONAL BANK/ATMOSPHERE ANNEALING, INC.
         SUBORDINATION AGREEMENT


                                   SCHEDULE A
                               PERMITTED PAYMENTS

         Notwithstanding anything to the contrary in the Subordination Agreement, Creditor may ask for, demand, sue for, take or receive from Borrower the regularly scheduled payments of accrued interest (but not prepayments, whether voluntary or by acceleration or otherwise) which may come due under the subordinated promissory note ("Note") at a rate of not more than 10% per annum; provided, however, that Creditor may not ask for, demand, sue for, take or receive from Borrower any such payments after Creditor is given written notice by the Bank that a Default or Event of Default exists or has occurred under any note(s), guaranty(ies), and/or agreement(s) between the Bank and the Borrower or that any loan(s) between Borrower and Bank has (have) been called. All such payments due Creditor under the Note must be suspended until such time (if ever) as Creditor receives subsequent written notice from the Bank stating that the Default has been cured and/or the loan(s) has (have) been paid. The Bank agrees to give Borrower copies of the notices, but the Bank's failure to do so shall not affect its rights under this Agreement or any other Agreement with Borrower.

         The Note may not be modified or prepaid or accelerated without the prior written consent of the Bank.



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